UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14 (a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e) (2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

PROMIS NEUROSCIENCES INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person (s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and 0-11.

PROMIS NEUROSCIENCES INC.

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

NOTICE OF SPECIAL MEETING OF

SHAREHOLDERS

To Be Held on October 23, 2024

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Special Meeting”). This Special Meeting will be a virtual meeting, which will be conducted via live webcast on Wednesday, October 23, 2024 at 10:00 a.m., Eastern Time. You may attend the meeting virtually by registering at www.virtualshareholdermeeting.com/PMN2024SM, where you will be able to vote electronically and submit questions, subject to the registration procedures set forth below.

Only shareholders who owned common shares, no par value per share (the “Common Shares”) at the close of business on August 26, 2024 can vote at the Special Meeting or any adjournment that may take place. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of 9,757,669 Common Shares that were issued pursuant to that certain Unit Purchase Agreement, dated July 26, 2024, by and between the Corporation and the investors party thereto (the “Unit Purchase Agreement”) in connection with the Private Placement (as defined below) prior to the record date will not be entitled to vote such shares (the “Excluded Shares”). Any votes cast “FOR” the proposals attributable to any of the Excluded Shares will be disregarded for purposes of determining whether the proposals are approved.

At the Special Meeting, the shareholders will consider and vote on the following matters:

1.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of our Common Shares underlying the (a) Tranche A Common Share purchase warrants and (b) Tranche B Common Share purchase warrants, each sold in our private placement offering, which closed on July 31, 2024 (the “Private Placement”); and

2.

In the event there are not sufficient votes in favor of the foregoing proposal and such proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern Time, in accordance with the Company’s Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary.

As noted above, our Special Meeting will be a “virtual meeting” of shareholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location, and shareholders will not be able to attend the Special Meeting in person. You may attend the Special Meeting via the Internet, vote your shares during the Special Meeting, and submit questions before the Special Meeting by registering at www.virtualshareholdermeeting.com/PMN2024SM.

In order to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, registered shareholders must register in advance at www.virtualshareholdermeeting.com/PMN2024SM using the control number located in the box in the upper right-hand corner of your proxy card or in the body of the e-mail notification you received. Most of our shareholders do not hold shares directly in their own name but instead are non-registered shareholders who beneficially own shares that are held by an intermediary, such as their bank, trust company, securities broker, trustee, or other nominee. If you are a non-registered shareholder and wish to attend the meeting online, vote your shares electronically during the meeting and submit questions before the meeting, you must appoint yourself as your proxyholder following the procedures provided to you by your intermediary and register in advance at www.virtualshareholdermeeting.com/PMN2024SM. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. Further information about how to attend the Special Meeting online, vote your shares and submit questions is included in the accompanying proxy statement.

You can find more information in the proxy statement for the Special Meeting, which is attached and also available for viewing, printing and downloading at www.proxyvote.com. As outlined in the attached proxy statement, the board of directors recommends that you vote in favor of Proposals 1 and 2.

Instead of mailing a paper copy of our proxy materials to all of our shareholders, we are providing access to our proxy materials via the Internet under Canadian and U.S. securities laws. As a result, we are sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement. This Notice is dated September 9, 2024 and we plan to mail the Notice on or about September 9, 2024. The Notice contains instructions on how to access our proxy materials over the Internet. The Notice also contains instructions on how each of our shareholders can receive a paper copy of our proxy materials, including the proxy statement and a form of proxy card.

Shareholders of record at the close of business on August 26, 2024, the record date for the Special Meeting, are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement of the Special Meeting. A complete list of registered shareholders will be available to shareholders of record during the Special Meeting. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Excluded Shares will not be entitled to vote such shares. As a result, a total of 20,127,783 Common Shares are entitled to vote on Proposal 1 and Proposal 2. Any votes cast “FOR” the proposals attributable to any of the Excluded Shares will be disregarded for purposes of determining whether the proposals are approved.

Your vote is very important, regardless of the number of shares you own. Whether or not you expect to attend the Special Meeting, please vote your shares by proxy in advance of the Special Meeting to ensure your representation and the presence of a quorum at the Special Meeting. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Special Meeting.

If you are a shareholder of record, you may vote your shares by proxy in advance of the Special Meeting on the Internet by visiting www.proxyvote.com, by telephone by calling 1-800-690-6903 and following the recorded instructions or by completing, signing, dating, and returning a proxy card. If you mail your proxy card or vote by telephone or the Internet and then decide to vote your shares online during the Special Meeting, you may still do so provided you register in advance at www.virtualshareholdermeeting.com/PMN2024SM. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

If you are a non-registered shareholder, you will receive instructions from the holder of record that you must follow in order to vote your shares by proxy in advance of the Special Meeting.

Thank you for your ongoing support and continued interest in ProMIS Neurosciences Inc.

The content and sending of the proxy statement has been authorized by order of the Board of Directors,

Neil K. Warma
Interim Chief Executive Officer
Toronto, Ontario
September 9, 2024

i

SUITE 200, 1920 YONGE STREET

TORONTO, ONTARIO, CANADA M4S 3E2

(416) 847-6898

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 23, 2024

This proxy statement contains information about the Special Meeting of Shareholders of ProMIS Neurosciences Inc. (the “Special Meeting”), to be held on Wednesday, October 23, 2024 at 10:00 a.m., Eastern Time. This Special Meeting will be a virtual meeting, which will be conducted via live webcast. In order to attend the Special Meeting, you must register at www.virtualshareholdermeeting.com/PMN2024SM. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Special Meeting and to vote and submit questions during the Special Meeting. There will not be a physical meeting location, and shareholders will not be able to attend the Special Meeting in person. Further information about how to attend the Special Meeting online is included in this proxy statement below. Except where the context otherwise requires, references to “ProMIS Neurosciences,” “ProMIS,” “company,” “we,” “us,” “our” and similar terms refer to ProMIS Neurosciences Inc. and its consolidated subsidiaries.

This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote. We are making this proxy statement and the related proxy card, available to shareholders for the first time on or about September 9, 2024.

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators (the “CSA”), we are providing access to our proxy materials over the Internet instead of printing and mailing our proxy materials. As a result, we are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”), instead of a paper copy of this proxy statement. We plan to send the Notice on or about September 9, 2024. The Notice contains instructions on how each of our shareholders may access and review the proxy materials, including the Notice of Special Meeting, proxy statement and proxy card, on the website referred to in the Notice. The Notice also contains instructions on how each of our shareholders may request that a paper copy of our proxy materials, including this proxy statement and a form of proxy card, be sent to such shareholder by mail.

Important Notice Regarding the Availability of Proxy Materials for
the Special Meeting of Shareholders to be Held on October 23, 2024:

This proxy statement is available for viewing, printing, and downloading at www.proxyvote.com.

This proxy statement is also available on the SEC’s website at www.sec.gov and on the System of Electronic Document Analysis and Retrieval + (“SEDAR+”) at www.sedarplus.ca.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q.	Why did I receive these proxy materials?
A.

Our board of directors (the “board” or “board of directors”) has made these proxy materials available to you on the Internet in connection with our board of directors’ solicitation of proxies for use at our Special Meeting, which will be held virtually on Wednesday, October 23, 2024 at 10:00 a.m., Eastern Time. As a holder of record of Common Shares as of the close of business on August 26, 2024 (the “Record Date”), you are invited to attend the Special Meeting virtually and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under SEC rules, Canadian securities laws, and the Ontario Business Corporations Act (the “OBCA”) and is designed to assist you in voting your shares.

Q:	Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
A.

In accordance with rules adopted by the SEC and the CSA, we may furnish proxy materials, including this proxy statement, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. We believe electronic delivery will expedite the receipt of materials, will help lower our costs and reduce the environmental impact of our Special Meeting materials. The proxy materials, including this proxy statement and a proxy card, are available for viewing, printing, and downloading on the Internet at www.proxyvote.com.

Q.	What is the purpose of the Special Meeting?
A.	At the Special Meeting, shareholders will consider and vote on the following matters:
1.

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of our Common Shares underlying the (a) Tranche A Common Share purchase warrants (the “Tranche A Warrants”) and (b) Tranche B Common Share purchase warrants (the “Tranche B Warrants”), each sold in our private placement offering, which closed on July 31, 2024 (the “Private Placement”) (Proposal 1); and

2.

In the event there are not sufficient votes in favor of the foregoing proposal and such proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern Time, in accordance with the Company’s Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary (Proposal 2).

Q:	Why is the Special Meeting a virtual, online meeting?
A:

The Special Meeting will be a “virtual meeting” of shareholders. We have implemented the virtual format in order to facilitate shareholder attendance at our Special Meeting. We have designed our virtual format to enhance, rather than constrain, shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our board of directors or management.

Q:	How do I attend the virtual Special Meeting?
A:

The Special Meeting will be a virtual meeting and you may not attend in person. In order to attend the meeting online, you must register in advance at www.virtualshareholdermeeting.com/PMN2024SM. You or your proxyholder may attend the Special Meeting online by following the instructions you or your proxyholder receive once registration is complete. The meeting will start at 10:00 a.m., Eastern Time, on October 23, 2024.

Online registration will begin at 9:45 a.m., Eastern Time on October 23, 2024, and you should allow ample time for the online registration.

Upon completing your registration, you or your proxyholder will receive further instructions via email, including a unique link that will allow access to the meeting and enable you or your proxyholder to have the ability to submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You or your proxyholder may log on to the virtual meeting starting one hour before it begins. If you or your proxyholder encounter any difficulties accessing the virtual meeting during check-in or at the time of the virtual meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the virtual meeting starting at 9:45 a.m., Eastern Time, on October 23, 2024.

Please note that you or your proxyholder can only access the virtual Special Meeting via your unique link to the Special Meeting that will be emailed to you or your proxyholder if registration was properly submitted.

Q.	How do I submit a question at the Special Meeting?
A:

If you or your proxyholder wish to submit a question during the Special Meeting, you or your proxyholder must log into the virtual meeting platform using the unique link provided to you or your proxyholder via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2024SM, type your question into the “Ask a Question” field, and click “Submit.” Our virtual meeting will be governed by our Rules of Conduct which will be posted in advance of the meeting. The Rules of Conduct will address the ability of shareholders to ask questions during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.

Q:	Who can vote at the Special Meeting?
A:

To be entitled to vote, you must have been a shareholder of record at the close of business on August 26, 2024, the Record Date for our Special Meeting. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of 9,757,669 Common Shares that were issued pursuant to that certain Unit Purchase Agreement, dated July 26, 2024, by and between the Corporation and the investors party thereto (the “Unit Purchase Agreement”) in connection with the Private Placement (as defined below) prior to the record date will not be entitled to vote such shares (the “Excluded Shares”). As a result, a total of 20,127,783 Common Shares were outstanding and entitled to vote at the Special Meeting as of the Record Date. Any votes cast “FOR” the proposals attributable to any of the Excluded Shares will be disregarded for purposes of determining whether the proposals are approved.

Only shareholders of record at the close of business on the Record Date, as applicable, who either (i) attend the Special Meeting personally following the instructions above (see How do I attend the Special Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described below, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Meeting, except to the extent that:

(a)	the shareholder has transferred the ownership of any such share after the Record Date, and
(b)

the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.

Q.	How many votes do I have?
A.	Each Common Share that you own as of the Record Date will entitle you to one vote on each matter considered at the Special Meeting.

Q.	How do I vote?
A.

If you are the “record holder” of your shares, meaning that your shares are registered in your name in the records of our transfer agent, Computershare Trust Company of Canada and Computershare Trust Company, N.A., you may vote your shares at the meeting in person or by proxy as follows:

(1)

Via the Internet prior to the Special Meeting: To vote over the Internet prior to the Special Meeting, please go to the following website: www.proxyvote.com, and follow the instructions at that site for submitting your proxy electronically. If you vote your proxy over the Internet prior to the Special Meeting, you do not need to complete and mail your proxy card or vote your proxy by telephone.

(2)

By Telephone: To vote by telephone, please call 1-800-690-6903 and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet.

(3)

By Mail: To vote by mail, you must mark, sign and date the proxy card and then mail the proxy card in accordance with the instructions on the proxy card. If you vote by mail, you do not need to vote over the Internet or by telephone. If you return your proxy card but do not specify how you want your shares voted on any particular matter, they will be voted in accordance with the recommendations of our board of directors.

(4)

Via the Internet during the Special Meeting: In order to vote during the virtual meeting, you must register in advance at www.virtualshareholdermeeting.com/PMN2024SM. You may then attend the Special Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email following the completion of your registration at www.virtualshareholdermeeting.com/PMN2024SM. If you vote your proxy prior to the Special Meeting and choose to attend the Special Meeting online, there is no need to vote again during the Special Meeting unless you wish to change your vote.

If you are a shareholder of record and do not vote through the internet, by telephone, by completing the proxy card that may be delivered to you or online during the Special Meeting, your shares will not be voted.

If you are a non-registered shareholder because your shares are held in “street name”, meaning they are held for your account by an intermediary, such as a broker, bank or other nominee, then your intermediary that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. You will receive the proxy materials, as well as voting and revocation instructions, from your intermediary or its agent. You may vote your shares at the meeting by proxy by following the instructions that your broker, bank, or other nominee provides you. If you wish to vote your shares virtually at the Special Meeting, you must:

(1)

Appoint yourself as your proxyholder: U.S. non-registered shareholders-follow the instructions your intermediary has provided in the voting instruction form (the “VIF”) sent to you about how to request that a legal proxy to appoint you as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a voting instruction form. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Special Meeting, but do follow the instructions you receive. Canadian non-registered shareholders-print your name in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register to vote at the Special Meeting.

(2)	Register your proxyholder: After you have appointed yourself as proxyholder, you must register in advance at www.virtualshareholdermeeting.com/PMN2024SM.
(3)

Log In to the virtual Special Meeting: Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the meeting and will permit you to submit questions. You may attend the Special Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to you via email.

If you do not give instructions to your broker, bank or other nominee, and your intermediary does not have discretionary authority to vote the non-registered shareholder’s shares on the matter, or elects not to vote in the absence of instructions from the non-registered shareholder, no votes will be cast on your behalf with respect to such item (a “broker non-vote”). If you are a non-registered shareholder whose Common Shares are held of record by a broker, New York Stock Exchange rules, which are also applicable to how brokers may vote at Nasdaq-listed companies, permit your broker to exercise discretionary voting authority with respect to certain “discretionary” voting items. All matters being put to a vote are “non-discretionary” items. Accordingly, under New York Stock Exchange rules, in the absence of instructions from you your broker may not vote your shares with respect to any of the proposals put to a vote at the Special Meeting. Thus, we do not anticipate broker non-votes at the Special Meeting.

If you have not completed the steps outlined above, you may still attend the meeting as a guest. However, you will not be able to vote your shares at the meeting.

Q.	How do I appoint a proxyholder?
A.

Your proxyholder is the person you appoint to cast your votes on your behalf. You can choose anyone you want to be your proxyholder; it does not have to be either of the persons we have designated in the proxy card, nor does it have to be a shareholder.

The persons named as proxyholder in the proxy card will vote or withhold from voting the Common Shares represented thereby in accordance with your instructions on any ballot that may be called for. If you specify a choice with respect to any matter to be acted upon, your Common Shares will be voted accordingly. The proxy card confers discretionary authority on persons named as proxyholder therein with respect to: (a) each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors, (b) any amendment to or variation of any matter identified therein, and (c) any other matter that properly comes before the Special Meeting. In respect of a matter for which a choice is not specified in the completed proxy, the persons named as proxyholder in the proxy will vote the Common Shares represented by the proxy for the approval of such matter. Since the Special Meeting will take place virtually, the process for appointing another person as your proxyholder (other than the board nominated proxies named in the proxy card) to access the Special Meeting and vote on your behalf is different than it would be for an in-person meeting. If you would like your proxyholder to attend and vote at the virtual Special Meeting on your behalf, you must:

(1)

Appoint your proxyholder: U.S. non-registered shareholders-follow the instructions your intermediary has provided in the VIF sent to you about how to request that a legal proxy to appoint someone else as a proxyholder, or contact your intermediary right away to request a legal proxy form if you have not received a VIF. Your intermediary may send to you a legal proxy that you may be required to submit prior to the Special Meeting, but do follow the instructions you receive. Canadian non-registered shareholders-print the name of your proxyholder in the blank space provided for appointing a proxyholder on the VIF and follow the instructions provided by your intermediary for mailing your voting instructions. Your intermediary may allow you to do this online or by telephone instead. Do not complete the voting section because you will vote in real time at the meeting. You need to act promptly to allow enough time for your intermediary to receive your instructions and to forward them so that you can register your proxyholder to vote at the Special Meeting.

(2)	Register your proxyholder: After you have appointed your proxyholder, you must register your proxyholder in advance at www.virtualshareholdermeeting.com/PMN2024SM.

Upon completing your registration, your proxyholder will receive instructions via email, including a unique link that will allow your proxyholder to access the meeting and will permit your proxyholder to submit questions. Your proxyholder may attend the Special Meeting virtually and vote online by logging into the virtual meeting platform using the unique link provided to them via email.

Q.	Can I change my vote?
A.

If your shares are registered directly in your name, you may revoke your proxy and change your vote at any time before the vote is taken at the Special Meeting. To do so, you must do one of the following:

(1)	Vote over the Internet or by telephone as instructed above. Only your latest Internet or telephone vote is counted.
(2)	Sign and return a new proxy card. Only your latest dated proxy card will be counted.
(3)

Attend the Special Meeting virtually and vote online as instructed above. Attending the Special Meeting virtually will not, by itself, revoke your Internet vote, telephone vote or proxy card submitted by mail, as the case may be. Your prior vote will be revoked only to the extent you vote on-line at the Special Meeting.

(4)	Notify our corporate secretary in writing before the Special Meeting that you want to revoke your proxy.

If your shares are held in “street name” and you are a non-registered shareholder, you may submit new voting instructions with a later date by contacting your broker, bank, or other nominee. You must provide any new voting instructions prior to the deadline specified by your intermediary to ensure your shares are voted in the way you prefer.

Q.	How many shares must be represented to have a quorum and hold the Special Meeting?
A.

A quorum for a meeting of shareholders shall be two shareholders, or two proxyholders representing shareholders, or combination thereof, holding not less than thirty-three and one third (33 1/3)% of the issued shares entitled to be voted at in the meeting. If there is only one shareholder the quorum is one person present and being, or representing by proxy, such shareholder. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone or by submitting a proxy card or that are represented in person at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a shareholder holds even if the shareholder votes to abstain or only votes on one of the proposals. If a quorum is not present, we expect to adjourn the Special Meeting until we obtain a quorum. Shares present virtually during the Special Meeting will be considered Common Shares represented in person at the meeting.

In accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Excluded Shares will not be entitled to vote such shares. As a result, a total of 20,127,783 Common Shares were outstanding and entitled to vote at the Special Meeting as of the Record Date. Therefore, a quorum will be present if 6,708,590 Common Shares are present in person or represented by executed proxies timely received by us at the Special Meeting.

Q.	What vote is required to approve each matter and how are votes counted?
A.

Proposal 1 – Issuance of Tranche A Warrants and Tranche B Warrants. The approval of Proposal 1 requires a majority of the votes cast. You may vote for the resolution or you may vote against the resolution. Broker non-votes, if any, and abstentions will have no effect on Proposal 1. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 1.

B.

Proposal 2 – Adjournment of Special Meeting. You may vote for this resolution or you may vote against the resolution. The approval of Proposal 2 requires a majority of the votes cast. Broker non-votes, if any, and abstentions will have no effect on Proposal 2. If your shares are held by your broker, bank, or other nominee in “street name” and you do not vote your shares, your broker may not vote your unvoted shares on Proposal 2.

Q.	Who will count the vote?
A.	The votes will be counted, tabulated, and certified by Broadridge Financial Solutions.

Q.	How does the board of directors recommend that I vote on the proposals?
A.	Our board of directors recommends that you vote:

FOR the resolution approving the potential issuance of our Common Shares underlying the (a) Tranche A Warrants and (b) Tranche B Warrants, each sold in our Private Placement; and

FOR the resolution approving the adjournment of the Special Meeting to a later date or dates, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposal.

If you appoint the persons we have designated in the proxy card as your proxyholder, your shares will be voted for or against from voting in accordance with your instructions on any ballot that may be called for and, if no instructions are provided will be voted as recommended by the board of directors.

Q.	Are there other matters to be voted on at the Special Meeting?
A.

We do not know of any matters that may come before the Special Meeting other than the matters noted above. If any other matters are properly presented at the Special Meeting, the persons named in the accompanying proxy card intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q.	Where can I find the voting results?
A.

We plan to announce preliminary voting results at the Special Meeting and will report final voting results in a Current Report on Form 8-K (“Form 8-K”), that we expect to file with the SEC within four business days, and promptly with Canadian securities regulators, following the conclusion of our Special Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Special Meeting, we intend to file a Form 8-K to publish preliminary results, and within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Q.	How are proxies solicited for the Special Meeting and what are the costs of soliciting these proxies?
A.

Our board of directors is soliciting proxies for use at the Special Meeting by means of the proxy materials. We will bear the cost of proxy solicitation by the board of directors. In addition to solicitation by mail, our directors, officers, and employees may solicit proxies by telephone, e-mail, facsimile and in person without additional compensation being paid by us. We are not sending proxy-related materials directly to non-objecting, non-registered shareholders, and such materials will be delivered to non-objecting, non-registered shareholders by the non-objecting, non-registered shareholders’ intermediary.

Q.	I share an address with another shareholder, and we received only one paper copy of proxy materials. How may I obtain an additional copy of the proxy materials?
A.

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, your intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders sharing an address unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If you prefer to receive multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, Attn: Investor Relations, telephone: (416) 847-6898.

OWNERSHIP OF OUR COMMON SHARES

The Board has fixed August 26, 2024 as the Record Date for determination of persons entitled to receive notice of the Special Meeting. Only shareholders of record at the close of business on the Record Date who either (i) attend the Special Meeting personally following the instructions above (see How do I attend the Virtual Special Meeting above) or, (ii) complete, sign and deliver the proxy card in the manner and subject to the provisions described above, or (iii) vote in one of the manners provided for in the VIF, will be entitled to vote or to have their Common Shares voted at the Special Meeting, except to the extent that:

(a)	the shareholder has transferred the ownership of any such share after the Record Date, and
(b)

the transferee produces a properly endorsed share certificate for or otherwise establishes ownership of any of the transferred Common Shares and makes a demand to Computershare no later than 10 days before the Meeting that the transferee’s name be included in the list of Shareholders in respect thereof.

Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Excluded Shares will not be entitled to vote such shares. As a result, a total of 20,127,783 Common Shares were outstanding and entitled to vote at the Special Meeting as of the Record Date. Any votes cast “FOR” the proposals attributable to any of the Excluded Shares will be disregarded for purposes of determining whether the proposals are approved.

The Company is authorized to issue an unlimited number of Common Shares and an unlimited number of preferred shares, each class having rights, privileges, restrictions and conditions attached to them as set out in the Articles of Amalgamation of the Company. The Common Shares are listed for trading on Nasdaq under the share symbol “PMN”.

As of August 15, 2024, the Company had outstanding 29,885,452 fully paid and non-assessable Common Shares without par value, each carrying the right to one vote. There are no cumulative or similar voting rights attached to the Common Shares.

Unless otherwise provided below, the following table sets forth information regarding beneficial ownership of our common shares as of August 15, 2024 by:

●	each person, or group of affiliated persons, known to us to be the beneficial owner of 5% or more of our common shares outstanding;
●	each of our current directors;
●	our named executive officers; and
●	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include Common Shares issuable upon the exercise of share options that are immediately exercisable or exercisable within 60 days after August 15, 2024. Except as otherwise indicated, all of the shares reflected in the table are Common Shares and all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 29,885,452 Common Shares outstanding as of August 15, 2024. Except as otherwise indicated in the footnotes below, the address of the beneficial owner is c/o ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2.

Name and Position of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Directors and Executive Officers
Neil Warma, Chief Executive Officer	208,333	(1)	*	%
Neil Cashman, Chief Scientific Officer & Director	287,584	(2)	*	%
Gavin Malenfant, Chief Operating Officer	63,653	(3)	*	%
Eugene Williams, Chairman of the Board	332,815	(4)	1.11%
Madge “Maggie” K. Shafmaster, Lead Independent Director	8,333	(5)	*	%
William Wyman, Director	86,929	(6)	*	%
Patrick Kirwin, Director	130,094	(7)	*	%
Josh Mandel-Brehm, Director	8,333	(8)	*	%
Gail Farfel, Former Chief Executive Officer	106,384	(9)	*	%
All directors and executive officers as a group (12 people)	1,353,169	(10)	4.40%
>5% Shareholders
Sphera Global Healthcare GP Ltd.	3,104,297	(11)	9.99%
Title 19 ProMIS	3,465,109	(12)	11.10%
Crocker Mountain LLC	4,977,049	(13)	15.54%
Great Point Partners, LLC	3,581,701	(14)	9.99%
SHAF QIC LLC	3,049,563	(15)	9.99%

*	Represents beneficial ownership of less than 1% of our outstanding common shares.
(1)	Includes 208,333 Common Shares underlying options exercisable within 60 days of August 15, 2024.
(2)

Includes 114,921 Common Shares, of which 1,617 Common Shares are held by Rosemary Cashman, Dr. Cashman’s spouse, 149,153 Common Shares underlying options exercisable within 60 days of August 15, 2024, 22,449 Common Shares underlying warrants exercisable within 60 days of August 15, 2024 and 1,061 Common Shares underlying deferred share units (“DSUs”).

(3)

Includes 2,660 Common Shares, 58,393 Common Shares underlying options exercisable within 60 days of August 15, 2024 and 2,600 Common Shares underlying warrants exercisable within 60 days of August 15, 2024.

(4)

Includes 159,930 Common Shares, 165,819 Common Shares underlying options exercisable within 60 days of August 15, 2024 and 7,066 Common Shares underlying warrants exercisable within 60 days of August 15, 2024.

(5)	Represents Common Shares underlying options exercisable within 60 days of August 15, 2024.
(6)

Includes 62,397 Common Shares, 16,665 Common Shares underlying options exercisable within 60 days of August 15, 2024 and 7,327 Common Shares underlying warrants exercisable within 60 days of August 15, 2024.

(7)

Includes 62,983 Common Shares held directly, 27,998 Common Shares held by Patrick D. Kirwin Professional Corporation and 2,383 Common Shares held by Patrick Kirwin in a Tax-Free Savings Account (Mr. Kirwin exercises the power to vote or direct the voting or the power to dispose or direct disposition of such securities) and 5,732 Common Shares held by Mr. Kirwin’s spouse. Also includes 16,665 Common Shares underlying options exercisable within 60 days of August 15, 2024 and 14,333 Common Shares underlying warrants exercisable within 60 days of August 15, 2024.

(8)	Represents Common Shares underlying options exercisable within 60 days of August 15, 2024.

(9)	Includes 53,192 Common Shares, 53,192 Common Shares underlying warrants exercisable within 60 days of August 15, 2024.
(10)

Includes all current company Executive Officers and Directors, which includes Daniel Geffken, Dr. Larry Altstiel, and Dr. Johanne Kaplan. Includes 504,905 Common Shares, 735,359 Common Shares underlying options exercisable within 60 days of August 15, 2024, 111,844 shares underlying warrants exercisable within 60 days of August 15, 2024, and 1,061 shares underlying DSUs.

(11)

The information is based on information provided by Sphera Global Healthcare Management LP. Includes 395,355 Common Shares and 651,410 Common Shares underlying warrants held directly by Sphera Global Healthcare Master Fund, which has delegated its investment management authority to Sphera Global Healthcare Management LP (the “Management Company”) and 1,558,242 Common Shares, 295,187 Common Shares underlying pre-funded warrants and 2,873,167 Common Shares underlying warrants held directly by Sphera Biotech Master Fund, L.P., which has delegated its investment management authority to the Management Company. Exercisability of the total amount of warrants held is subject to a 9.99% blocker, where only warrants to purchase 1,175,000 common shares are exercisable in accordance with such limit. The Management Company is managed, controlled, and operated by its general partner, Sphera Global Healthcare GP Ltd., the shares of which are owned 90% by Sphera Funds Management Ltd. The address of Sphera Global Healthcare GP Ltd. is 4 Itzak Sade, Building A, 29th Floor, Tel Aviv 6777504, Israel.

(12)

The information is based on two Form 4s, each filed August 2, 2024. Michael Gordon has shared voting and dispositive power over the securities held by Title 19 Promis and Title 19 Acies. Includes 2,075,629 Common Shares held by Title 19 Promis; 1,341,147 Common Shares underlying warrants, all of which are held by Title 19 Promis; and 48,333 Common Shares held by Title 19 Acies, of which Mr. Gordon is the sole manager, over which Title 19 Acies has shared voting and dispositive power. The address of Title 19 Promis is c/o Trove, 40 Broad Street, Boston, MA 02109.

(13)

The information is based on a Form 4 filed with the SEC on August 2, 2024. Jeremy Sclar has sole voting and dispositive power over the securities held by Crocker Mountain LLC. Includes 1,155,726 Common Shares; 750,101 Common Shares underlying warrants exercisable within 60 days of August 15, 2024 held by Crocker Mountain LLC; 1,617,437 Common Shares and 1,388,785 Common Shares underlying warrants exercisable within 60 days of August 15, 2024 held by the Jeremy M. Sclar 2012 Irrevocable Family Trust (the “Trust”), for which Mr. Sclar’s spouse serves as trustee; and 65,000 shares owned individually by Mr. Sclar. The address of Crocker Mountain LLC is 33 Boylston Street, Ste. 3000, Chestnut Hill, MA 02467.

(14)

The information is based on a Schedule 13G filed with the SEC on August 5, 2024 by Great Point Partners, LLC, Jeffrey R. Jay, M.D. and Ortav Yehudai (the “Great Point Parties”). Biomedical Value Fund, L.P. is the record holder of 1,540,466 Common Shares (the “BVF Shares”), Biomedical Offshore Value Fund, Ltd. is the record holder of 1,060,465 Common Shares (the “BOVF Shares”) and Cheyne Global Equity Fund (an Open-Ended Fund of Cheyne Select Master Fund ICAV) is the record holder of 189,767 Common Shares (the “CGEF Shares”). Exercisability of the total amount of warrants held is subject to a 9.99% blocker. As reported in the filing, the Great Point Parties have sole voting and dispositive power with respect to no Common Shares and shared voting and dispositive power with respect to 3,005,698 Common Shares. Dr. Jay is the Senior Managing Member of Great Point Partners, LLC, and Mr. Yehudai is the Managing Director of Great Point Partners, LLC. Each has voting and investment power with respect to the BVF Shares, the BOVF Shares and the CGEF Shares, and therefore may be deemed to be the beneficial owner of such shares. The principal address for the Great Point Parties is 165 Mason Street, 3rd Floor, Greenwich, CT 06830.

(15) The information is based on information provided by SHAF QIC LLC. Includes 2,394,063 Common Shares and 2,094,063 Common Shares underlying warrants. Exercisability of the total amount of warrants held is subject to a 9.99% blocker, where only warrants to purchase 655,500 shares are exercisable in accordance with such limit. Jonathan S. Shafmaster has voting and dispositive power over the securities held by Shaf QIC LLC. The address of Shaf QIC LLC is 158 Shattuck Way Newington NH 03801.

PROPOSAL 1

APPROVAL OF ISSUANCE PROPOSAL

Background and Description of Proposal

Private Placement

On July 26, 2024, we entered into the Unit Purchase Agreement in connection with the Private Placement. Pursuant to the Unit Purchase Agreement, we agreed to sell an aggregate of (x) 9,757,669 common share units (the “Common Share Units”), each consisting of (i) one Common Share, (ii) one Tranche A Warrant, (iii) one Tranche B Warrant and (iv) one Tranche C Common Share purchase warrant to purchase one Common Share (the “Tranche C Warrants”, together with the Tranche A Warrants and Tranche B Warrants, the “Warrants”) and, for certain investors, (y) 4,371,027 pre-funded units (the “Pre-Funded Units” and together with the Common Share Units, the “Units”), each consisting of (i) one Pre-Funded Warrant to purchase one Common Share (each, a “Pre-Funded Warrant”, collectively, the “Pre-Funded Warrants”, and the Common Shares issuable upon exercise of the Warrants and the Pre-Funded Warrants, the “Warrant Shares”), (ii) one Tranche A Warrant, (iii) one Tranche B Warrant and (iv) one Tranche C Warrant. The Private Placement closed on July 31, 2024 and we received gross proceeds of approximately $30.3 million. The Unit Purchase Agreement contained customary representations, warranties and agreements, customary conditions to closing, indemnification obligations, other obligations of the parties thereto and termination provisions.

Pursuant to the Unit Purchase Agreement, we agreed to call this Special Meeting no later than Tuesday, October 29, 2024, to obtain shareholder approval with respect to the issuance of the Common Shares issuable upon the exercise of the Tranche A Warrants and Tranche B Warrants issued under the Unit Purchase Agreement (the “Shareholder Approval”). In the event that we do not obtain the Shareholder Approval at the Special Meeting, we are obligated to hold a meeting every 90 days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the date on which the Tranche A Warrants and Tranche B Warrants are no longer outstanding.

The foregoing description of the Unit Purchase Agreement is a summary and is qualified in its entirety by reference to the provisions of the Unit Purchase Agreement, which was included as Exhibit 10.1 to our Current Report on Form 8-K filed on July 26, 2024 and is incorporated herein by reference. Pursuant to the Unit Purchase Agreement, we are asking the Company’s shareholders to approve the issuance of the Common Shares issuable upon the exercise of the Tranche A Warrants and Tranche B Warrants as contemplated by Nasdaq Listing Rule 5635(d), and as described in more detail below.

Description of Warrants

Under Nasdaq listing rules, the Tranche A Warrants and Tranche B Warrants are not exercisable without Shareholder Approval. The following are summaries of the material features of each of the Tranche A Warrants and Tranche B Warrants.

Tranche A and B Warrants

Exercise Price, Exercisability and Duration

Tranche A

Each Tranche A Warrant has an initial exercise price per share equal to $2.02. The Tranche A Warrants will be exercisable at any time on or after the date on which the Company receives the Shareholder Approval (the “Shareholder Approval Date”) and such approval is deemed effective under Ontario law. The Tranche A Warrants will expire on the earlier of (i) 18 months or (ii) within 60 days of the public announcement via press release or the filing of a Current Report on Form 8-K of 6-month data from the cohorts treated with single ascending doses of PMN310 (the “Tranche A Warrant Termination Date”). The exercise price and number of Common Shares issuable upon exercise are subject to appropriate adjustment in the event of share dividends, share splits, reclassification or similar events affecting our Common Shares and the exercise price.

Tranche B

Each Tranche B Warrant has an initial exercise price per share equal to $2.02. The Tranche B Warrants will be exercisable at any time on or after the date on which the Company receives the Shareholder Approval and such approval is deemed effective under Ontario law. The Tranche B Warrants will expire on the earlier of (i) 30 months or (ii) within 60 days of the public announcement via press release or the filing of a Current Report on Form 8-K of 12-month data from the cohorts treated with single ascending doses of PMN310 (the “Tranche B Warrant Termination Date”).

Method of Exercise

The Tranche A Warrants and Tranche B Warrants will be exercisable by delivering to us a duly executed notice of exercise accompanied by payment in full for the number of Common Shares purchased upon such exercise (except in the case of a cashless exercise, as discussed below). No fractional Common Shares will be issued in connection with the exercises. In lieu of fractional Common Shares, we will round up to the next whole share.

If at the time a holder exercises its Tranche A Warrants or Tranche B Warrants, a registration statement registering the issuance of the Common Shares underlying the Tranche A Warrants or Tranche B Warrants under the Securities Act is not then effective, or is not available for the resale of the Common Shares underlying the Tranche A Warrants or Tranche B Warrants by the holder, then in lieu of making the cash payment otherwise contemplated to be made to us upon such exercise in payment of the aggregate exercise price, the holder may elect instead to receive upon such exercise (either in whole or in part) the net number of Common Shares determined according to a formula set forth in the Tranche A Warrants or Tranche B Warrants, as applicable.

On August 29, 2024, we filed a registration statement on Form S-3 to register, among other securities, the Common Shares underlying the Tranche A Warrants and Tranche B Warrants (the “Resale Registration Statement”). The Resale Registration Statement was declared effective by the SEC on September 6, 2024.

Transferability

Subject to applicable laws and the terms of the Tranche A Warrants, the Tranche B Warrants and the Unit Purchase Agreement, the Tranche A Warrants and Tranche B Warrants may be transferred, in whole or in part, at the option of the holder upon surrender of the Tranche A Warrants and Tranche B Warrants, as applicable, to us together with the appropriate instruments of transfer.

Exchange Listing

There is no trading market available for the Tranche A Warrants and Tranche B Warrants on any securities exchange or nationally recognized trading system. The Tranche A Warrants and Tranche B Warrants are not listed, and we do not anticipate that we will list, the Tranche A Warrants and Tranche B Warrants on any securities exchange or nationally recognized trading system.

Right as a Shareholder

Except as otherwise provided in the Tranche A Warrants and Tranche B Warrants or by virtue of such holder’s ownership of Common Shares, the holders of the Tranche A Warrants and Tranche B Warrants do not have the rights or privileges of holders of our Common Shares, including any voting rights, until they exercise their Tranche A Warrants or Tranche B Warrants following the Shareholder Approval Date and prior to the Tranche A Warrant Termination Date or the Tranche B Warrant Termination Date, in the case of the Tranche B Warrants.

Fundamental Transaction

In the event of a fundamental transaction as described in the Tranche A Warrants and Tranche B Warrants, such as any recapitalization, reclassification or reorganization of the capital of the Company, any consolidation or merger, amalgamation or arrangement of the Company with another corporation, or the sale of all or substantially all of its assets shall be effected in such a way that holders of Common Shares shall be entitled to receive shares, other securities, or other assets or property, then the holders of the Tranche A Warrants or Tranche B Warrants, upon any subsequent exercise of the Tranche A Warrants or Tranche B Warrants, will have the right to receive the number of shares of the successor or acquiring corporation (in lieu of the Common Shares of the Company immediately purchasable upon exercise of the rights represented by the Tranche A Warrant or the Tranche B Warrant, as applicable). Additionally, as more fully described in the Tranche A Warrants and Tranche B Warrants, in the event of certain fundamental transactions, the holders of the Tranche A Warrants and Tranche B Warrants will be entitled to receive consideration in an amount equal to the Black-Scholes Value (as defined in the Tranche A Warrants and Tranche B Warrants) for an unexercised portion of the Tranche A Warrants and Tranche B Warrants on the date of consummation of the transaction.

The foregoing description of the Tranche A Warrants and Tranche B Warrants, which will become exercisable following the approval of this Proposal 1 and prior to the Tranche A Warrant Termination Date or Tranche B Warrant Termination Date, as applicable, is a summary and is qualified in its entirety by reference to the provisions of the Tranche A Warrant and Tranche B Warrant, which were included as Exhibits 4.2 and 4.3, respectively, to our Current Report on Form 8-K filed on July 26, 2024 and are incorporated herein by reference.

Reasons for Seeking Shareholder Approval

Our Common Shares are listed on Nasdaq and trade under the ticker symbol “PMN.” Nasdaq Listing Rule 5635(d) requires shareholder approval of transactions (or a series of related transactions) other than public offerings involving the sale, issuance or potential issuance of common shares (or securities convertible into or exercisable for common shares) of greater than 20% of the outstanding common shares or voting power of the issuer prior to the transaction for less than the minimum price. The minimum price is defined as a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement in connection with such transaction, or (ii) the average Nasdaq Official Closing Price of the common shares (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such binding agreement. In determining whether an offering qualifies as a public offering, Nasdaq considers all relevant factors, including the extent of any discount to market price. In determining discount, Nasdaq generally attributes a value of $0.125 for each warrant offered with a share of common shares, which value is generally deemed to be a discount. The Private Placement was priced at-the-market under Nasdaq rules, with certain of the Warrants only becoming exercisable upon the Company obtaining Shareholder Approval. The Tranche A Warrants and the Tranche B Warrants, therefore, have no value until such date as the Company has obtained the Shareholder Approval.

Potential Consequences of Not Approving this Proposal 1

The Board is not seeking the approval of our shareholders to authorize our entry into or the consummation of the transactions contemplated by the Unit Purchase Agreement, as such transaction has already been consummated in accordance with the rules of the Nasdaq Capital Market and our Articles of Amalgamation, as amended, and the Tranche A Warrants and the Tranche B Warrants have already been issued. We are only asking for approval to issue the Common Shares underlying the Tranche A Warrants and the Tranche B Warrants upon the exercise thereof. The failure of our shareholders to approve this Proposal 1 will mean that we: (i) cannot permit the exercise of the Tranche A Warrants and the Tranche B Warrants and (ii) may incur substantial additional costs and expenses.

The Tranche A Warrants and the Tranche B Warrants each have an initial exercise price of $2.02 per share. Accordingly, we would realize an aggregate of up to approximately $57.1 million in gross proceeds if all Tranche A Warrants and the Tranche B Warrants were exercised based on such value.

If the Tranche A Warrants and the Tranche B Warrants cannot be exercised, we will not receive any such proceeds from the Tranche A Warrants and the Tranche B Warrants, which could adversely impact our ability to fund our operations, including our planned Phase 1(b) study of PMN310.

In addition, in connection with the Unit Purchase Agreement, we agreed to seek Shareholder Approval every 90 days until our shareholders approve the issuance of the Common Shares underlying the Tranche A Warrants and the Tranche B Warrants. The costs and expenses associated with seeking such approval a repeated number of times could materially adversely impact our ability to fund our operations, including our ability to advance our clinical development of PMN310.

Potential Adverse Consequences of Approving this Proposal 1

If this Proposal 1 is approved, existing shareholders will suffer dilution in their ownership interests in the future upon the issuance of Common Shares upon the exercise, if any, of the Tranche A Warrants and the Tranche B Warrants. Assuming full exercise of the Tranche A Warrants and the Tranche B Warrants, an aggregate of additional 28,539,966 Common Shares will be outstanding and the ownership interest of our existing shareholders would be correspondingly reduced. The number of Common Shares described above does not give effect to (i) the issuance of Common Shares pursuant to other outstanding options and warrants or (ii) any other future issuances of Common Shares.

Interests of Directors and Executive Officers

None of our directors and executive officers have substantial interests, directly or indirectly, in the matters set forth in this Proposal 1.

Vote Required

The approval of Proposal 1 requires a majority of the votes cast. Broker non-votes, if any, and abstentions will have no effect on Proposal 1. All matters being put to a vote are “non-discretionary” items, thus we do not anticipate broker non-votes at the Special Meeting. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Excluded Shares will not be entitled to vote such shares. As a result, a total of 20,127,783 Common Shares were outstanding and entitled to vote at the Special Meeting as of the Record Date. Any votes cast “FOR” Proposal 1 attributable to any of the Excluded Shares will be disregarded for purposes of determining whether Proposal 1 is approved.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

ADJOURNMENT OF SPECIAL MEETING

Background and Description of Proposal

In the event there are not sufficient votes at the Special Meeting in favor of the Proposal 1 and such proposal is not approved by the shareholders, the Board has approved the submission to shareholders of a proposal to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern Time. In order to permit proxies that have been timely received to be voted for such adjournment, we are submitting this proposal as a separate matter for your consideration. If it is necessary to adjourn the Special Meeting, the adjournment is for a period of less than 30 days and the Record Date remains unchanged, no notice of the time and place of the reconvened meeting will be given to shareholders, other than an announcement made at the Special Meeting. The Company shall provide updated instructions to attend such adjournment as necessary.

Vote Required

The approval of Proposal 2 requires a majority of the votes cast. Broker non-votes, if any, and abstentions will have no effect on Proposal 2. All matters being put to a vote are “non-discretionary” items, thus we do not anticipate broker non-votes at the Special Meeting. Notwithstanding the foregoing, in accordance with Nasdaq Listing Rule 5635 and IM-5635-2, “Interpretative Material Regarding the Use of Share Caps to Comply with Rule 5635,” the holders of Excluded Shares will not be entitled to vote such shares. As a result, a total of 20,127,783 Common Shares were outstanding and entitled to vote at the Special Meeting as of the Record Date. Any votes cast “FOR” Proposal 2 attributable to any of the Excluded Shares will be disregarded for purposes of determining whether Proposal 2 is approved.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

OTHER INFORMATION

Other Matters

Our board of directors does not know of any other matters which may come before the Special Meeting. However, if any other matters are properly presented to the Special Meeting, it is the intention of the persons named in the proxy card to vote, or otherwise act, in accordance with their judgment on such matters.

Where You Can Find More Information

The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov, and with the Canadian securities administrators, which is all publicly available on SEDAR+, www.sedarplus.ca. You may also find any document we file with the SEC or Canadian securities regulators (and more) on our website at https://www.promisneurosciences.com/ under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company at its principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations.

You should rely on the information contained in this document to vote your shares at the Special Meeting. The Company has not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated September 9, 2024. You should not assume that the information contained in this document or incorporated by reference in this document is accurate as of any later date, and the mailing of this document to shareholders at any time after that date does not suggest otherwise. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations.

Important Notice Regarding Delivery of Shareholder Documents

Intermediaries are permitted to adopt a procedure called “householding,” which has been approved by the SEC. Under this procedure, you intermediary may deliver a single notice and, if applicable, the proxy materials, will be delivered to multiple shareholders who share the same address, unless contrary instructions have been received. Once you have received notice from your intermediary that they will be “householding” communications to your address, “householding” will continue until you are notifies otherwise or until you revoke your consent. If you prefer to receive separate multiple copies of the proxy materials at the same address you can request additional copies by contacting your broker or contacting us at our principal executive offices, ProMIS Neurosciences Inc., Suite 200, 1920 Yonge Street, Toronto, Ontario, Canada M4S 3E2, (416) 847-6898, Attn: Investor Relations. The Company will deliver those documents to such shareholder promptly upon receiving the request. Any such shareholder may also contact our Investor Relations department using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you are receiving multiple copies of our annual reports, notice of internet availability and proxy statements, you may request householding in the future by contacting our Investor Relations department.

Other Business

The board of directors knows of no business to be brought before the Special Meeting which is not referred to in the accompanying Notice of Special Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank, or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Special Meeting unless they receive instructions from you with respect to such matter.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V56233-S95978 For Against Abstain ! ! ! ! ! ! PROMIS NEUROSCIENCES INC. ONE BROADWAY SUITE 1400 CAMBRIDGE, MA 02142 USA VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/PMN2024SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. PROMIS NEUROSCIENCES INC. 2. Adjournment of Special Meeting: In the event there are not sufficient votes in favor of the foregoing proposal and such proposal is not approved by shareholders, to approve the adjournment of the Special Meeting by the Chairperson to a later date no later than November 22, 2024 at 10:00 a.m., Eastern time, in accordance with the Company's Bylaws, to solicit additional proxies; provided, the Company shall provide updated instructions to attend such adjournment as necessary. 1. Approval of Issuance Proposal: To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the potential issuance of our Common Shares underlying the (a) Tranche A Common Share purchase warrants and (b) Tranche B Common Share purchase warrants, each sold in our private placement offering, which closed on July 31, 2024; and The Board of Directors recommends you vote FOR the following proposals: I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. Note: Such other business as may properly come before the meeting or any adjournment thereof. Signature of Proxyholder SCAN TO VIEW MATERIALS & VOTEw

V56234-S95978 Important Information Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. PROMIS NEUROSCIENCES INC. I/We being holder(s) of securities of ProMIS Neurosciences Inc. (the “Corporation”) hereby appoint: Neil K. Warma Chief Executive Officer, or failing this person, Daniel Geffken, Chief Financial Officer, or failing this person, Max Milbury, FT Director, Finance (the "Management Nominees") as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Special Meeting of shareholders of the Corporation to be held online by virtual webcast meeting at www.virtualshareholdermeeting.com/PMN2024SM on October 23, 2024 at 10:00 am, Eastern Time (the “Meeting”) and at any adjournment or postponement thereof. Appointment of Proxyholder This Form of Proxy is solicited by and on behalf of Management. Proxies submitted must be received by 9:00 am, Eastern Time, on October 21, 2024. Form of Proxy - Special Meeting to be held on October 23, 2024 Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 6. The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and the Proxy Statement or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/promis and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR